Exhibit 99.1
athenahealth, Inc. Reports Fourth Quarter and Full Year 2010 Results
     ▪      27% Revenue Growth Over Fourth Quarter of 2009
     ▪      GAAP Net Income of $7.3 Million, or $0.21 Per Diluted Share
     ▪      Non-GAAP Adjusted Net Income of $9.8 Million, or $0.28 Per Diluted Share
WATERTOWN, MA — February 17, 2011 — athenahealth, Inc. (Nasdaq: ATHN), (the “Company”), a leading provider of Internet-based business services for physician practices, today announced financial and operational results for the fourth quarter and full year of 2010. The Company will conduct a conference call tomorrow, Friday, February 18, 2011, at 8:00 a.m. Eastern Time to discuss these results and management’s outlook for future financial and operational performance.
Total revenue for the three months ended December 31, 2010, was $69.4 million, compared to $54.4 million in the same period last year, an increase of 27%. Full year 2010 revenue was $245.5 million, compared to full year 2009 revenue of $188.5 million, an increase of 30%.
“We delivered strong top and bottom line performance during 2010, but I am most proud of the heavy lifting we did at the same time,” said Jonathan Bush, the Company’s Chairman, President, and Chief Executive Officer. “We launched a new service offering, expanded our sales, marketing and implementation capacity, achieved Meaningful Use certification, and piloted a new business model for electronic health information exchange, all while delivering more value to our clients.”
For the three months ended December 31, 2010, non-GAAP Adjusted EBITDA grew to $20.2 million, or 29% of revenue, from non-GAAP Adjusted EBITDA of $13.0 million, or 24% of revenue, in the same period last year. GAAP net income for the fourth quarter of 2010 was $7.3 million, or $0.21 per diluted share, and non-GAAP Adjusted Net Income was $9.8 million, or $0.28 per diluted share.
“Our investments in growth and innovation during 2010 are a sign of our confidence in athenahealth’s potential to become a multi-billion dollar company” said Tim Adams, the Company’s Chief Financial Officer. “We achieved annual revenue growth in excess of 30% for the 11th year in a row and our efforts to enhance operational efficiency yielded record profitability levels.”
For the year ended December 31, 2010, non-GAAP Adjusted EBITDA grew to $51.0 million, or 21% of revenue, from non-GAAP Adjusted EBITDA for 2009 of $34.7 million, or 18% of revenue. For 2010, GAAP net income was $12.7 million, or $0.36 per diluted share. Non-GAAP Adjusted Net Income for the year was $22.6 million, or $0.64 per diluted share.
Key metrics and milestones in the fourth quarter and full year of 2010 included the following:

•	$1.6 billion in collections posted to client accounts in the fourth quarter of 2010, compared to $1.4 billion in the same quarter of 2009

•	$5.9 billion in collections posted to client accounts in all of 2010, compared to $4.9 billion in all of 2009

•	38.8 average Client Days in Accounts Receivable (DAR) in the fourth quarter of 2010, compared to 38.5 average Client DAR in the same quarter of 2009

•	27,114 active medical providers using athenaCollector® at December 31, 2010, 19,197 of which were physicians, compared to 23,366 providers and 15,719 physicians at December 31, 2009

•	3,348 active medical providers using athenaClinicals® at December 31, 2010, 2,383 of which were physicians, compared to 1,471 providers and 920 physicians at December 31, 2009

•	1,213 active medical providers using athenaCommunicator® at December 31, 2010, 736 of which were physicians
As of December 31, 2010, the Company had cash, cash equivalents, short- and long-term investments of $121.8 million and short- and long-term debt and capital lease obligations of $9.2 million.
Use of Non-GAAP Financial Measures
In the Company’s earnings releases, conference calls, slide presentations, or webcasts, the Company may use or discuss non-GAAP financial measures as defined by SEC Regulation G. The GAAP financial measure most directly comparable to each non-GAAP financial measure used or discussed, and a reconciliation of the differences between each non-GAAP financial measure and the comparable GAAP financial measure, are included in this press release after the condensed consolidated financial statements. The Company’s earnings press releases containing such non-GAAP reconciliations can be found on the Investors section of the Company’s web site at http://www.athenahealth.com.
Conference Call Information
To participate in the Company’s live conference call and webcast, please dial 800-435-1261 (617-614-4076 for international calls) using conference code No. 15398557 or visit the Investors section of the Company’s web site: www.athenahealth.com. A replay will be available for one week following the conference call at 888-286-8010 (617-801-6888 for international calls) using conference code No. 52965842. A webcast replay will also be archived on the Company’s website.

About athenahealth
athenahealth, Inc. is a leading provider of web-based business services for medical groups. athenahealth’s service offerings are based on proprietary web-native practice management and electronic health record (EHR) software, a continuously updated payer knowledge-base, integrated back-office service operations, and automated and live patient communication services. For more information, please visit www.athenahealth.com or call (888) 652-8200.
Forward-Looking Statements
This press release contains forward-looking statements, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements reflecting management’s expectations for future financial and operational performance and operating expenditures, expected growth, including anticipated annual growth rates, profitability and business outlook, the benefits of the Company’s current service offerings, and statements found under the Company’s Reconciliation of Non-GAAP Financial Measures section of this release. The forward-looking statements in this release do not constitute guarantees of future performance. These statements are neither promises nor guarantees, and are subject to a variety of risks and uncertainties, many of which are beyond the Company’s control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. In particular, the risks and uncertainties include, among other things: the Company’s fluctuating operating results; the Company’s variable sales and implementation cycles, which may result in fluctuations in its quarterly results; risks associated with its expectations regarding its ability to maintain profitability; the impact of increased sales and marketing expenditures, including whether increased expansion in revenues is attained and whether impact on margins and profitability is longer term than expected; changes in tax rates or exposure to additional tax liabilities; the highly competitive industry in which the Company operates and the relative immaturity of the market for its service offerings; and the evolving and complex governmental and regulatory compliance environment in which the Company and its clients operate. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to update or revise the information contained in this press release, whether as a result of new information, future events or circumstances, or otherwise. For additional disclosure regarding these and other risks faced by the Company, see the disclosures contained in its public filings with the Securities and Exchange Commission, available on the Investors section of the Company’s website at http://www.athenahealth.com and on the SEC’s website at http://www.sec.gov.
Contact:
Jennifer Heizer (Investors)
Director, Investor Relations
athenahealth, Inc.
(617) 402-1322
investorrelations@athenahealth.com

John Hallock (Media)
Director, Corporate Communications
athenahealth, Inc.
(617) 402-1428
media@athenahealth.com

athenahealth, Inc.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited, in thousands, except per share amounts)

	December 31	December 31
	2010	2009
Assets
Current assets:
Cash and cash equivalents	$35,944	$30,526
Short-term investments	80,231	52,323
Accounts receivable — net	36,870	33,323
Deferred tax assets	3,856	5,544
Prepaid expenses and other current assets	6,749	4,663

Total current assets	163,650	126,379

Property and equipment — net	31,899	24,871
Restricted cash	8,691	9,216
Software development costs — net	3,642	2,324
Purchased intangibles — net	12,651	14,490
Goodwill	22,450	22,120
Deferred tax assets	10,959	10,284
Investments and other assets	7,228	1,393

Total assets	$261,170	$211,077

Liabilities and Stockholders’ Equity
Current liabilities:
Current portion of long-term debt and capital lease obligations	$2,909	$3,437
Accounts payable	559	1,880
Accrued compensation	19,178	15,774
Accrued expenses	10,981	10,781
Current portion of deferred revenue	4,978	4,038
Interest rate derivative liability	490	291
Current portion of deferred rent	1,497	1,288

Total current liabilities	40,592	37,489

Deferred rent, net of current portion	5,960	7,444
Deferred revenue, net of current portion	35,661	28,684
Other long-term liabilities	1,897	1,191
Debt and capital lease obligations, net of current portion	6,307	8,951

Total liabilities	90,417	83,759

Preferred stock; $0.01 par value: 5,000 shares authorized and no shares issued and outstanding at December 31, 2010 and 2009, respectively	—	—
Common stock; $0.01 par value per share; 125,000 shares authorized; 35,808 shares issued and 34,530 shares outstanding at December 31, 2010 35,166 shares issued and 33,888 shares outstanding at December 31, 2009	358	352
Additional paid-in capital	200,339	169,715
Treasury stock, at cost, 1,278 shares	(1,200)	(1,200)
Accumulated other comprehensive income (loss)	28	(73)
Accumulated deficit	(28,772)	(41,476)

Total stockholders’ equity	170,753	127,318

Total liabilities and stockholders’ equity	$261,170	$211,077

athenahealth, Inc.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, in thousands, except per share amounts)

	Three Months Ended		Year Ended
	December 31		December 31
	2010	2009	2010	2009
Revenue:
Business services	$67,094	$53,297	$237,145	$183,230
Implementation and other	2,272	1,149	8,393	5,297

Total revenue	69,366	54,446	245,538	188,527

Expenses:
Direct operating	24,419	21,117	96,582	79,017
Selling and marketing	14,689	9,222	52,675	34,072
Research and development	4,905	3,980	18,448	14,348
General and administrative	9,649	9,784	43,119	36,111
Depreciation and amortization	3,171	2,232	11,117	7,767

Total expenses	56,833	46,335	221,941	171,315

Operating income	12,533	8,111	23,597	17,212

Other income (expense):
Interest income	90	78	309	1,016
Interest expense	(316)	(241)	(753)	(968)
(Loss) gain on interest rate derivative contract	276	215	(199)	590
Other income	50	44	146	255

Total other (expense) income	100	96	(497)	893

Income before income taxes	12,633	8,207	23,100	18,105
Income tax provision	(5,330)	(3,879)	(10,396)	(8,829)

Net income	$7,303	$4,328	$12,704	$9,276

Net income per share — Basic	$0.21	$0.13	$0.37	$0.28

Net income per share — Diluted	$0.21	$0.12	$0.36	$0.27

Weighted average shares used in computing net income per share:
Basic	34,419	33,785	34,181	33,584
Diluted	35,278	35,133	35,204	34,917

athenahealth, Inc.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited, in thousands)

	Years Ended December 31,
	2010	2009	2008
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$12,704	$9,276	$31,602
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	12,956	8,403	6,095
Amortization of premiums (discounts) on investments	1,152	(113)	(899)
Provision for uncollectible accounts	1,772	999	405
Decrease in fair value of contingent consideration	(250)	—	—
Loss (gain) on interest rate derivative contract	199	(590)	881
Deferred income taxes	1,013	5,918	(23,833)
Excess tax benefit from stock-based awards	(9,245)	(2,505)	(526)
Stock-based compensation expense	14,477	8,314	5,558
Loss (gain) on disposal of property and equipment	—	276	(47)
Changes in operating assets and liabilities:
Accounts receivable	(5,319)	(10,489)	(9,254)
Prepaid expenses and other current assets	5,461	(887)	(912)
Other assets	(243)	(173)	86
Accounts payable	(1,024)	1,379	(1,195)
Accrued expenses	4,425	6,201	7,424
Deferred revenue	7,917	7,438	7,120
Deferred rent	(1,275)	(1,118)	(1,446)

Net cash provided by operating activities	44,720	32,329	21,059

CASH FLOWS FROM INVESTING ACTIVITIES:
Capitalized software development costs	(3,881)	(2,555)	(1,393)
Purchases of property and equipment	(15,932)	(10,277)	(13,452)
Proceeds from sales and disposals of property and equipment	363	4,538	4,112
Purchase in long-term investment in unconsolidated company	—	(550)	(550)
Proceeds from sales and maturities of investments	110,741	84,014	73,250
Purchases of short-term and long-term investments	(145,443)	(78,588)	(129,935)
Payments for acquisitions, net of cash acquired	—	(22,391)	(6,680)
Decrease (increase) in restricted cash	525	(7,368)	(136)

Net cash used in investing activities	(53,627)	(33,177)	(74,784)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from exercise of stock options	8,606	2,676	5,235
Debt issuance costs	—	—	(177)
Excess tax benefit from stock-based awards	9,245	2,505	526
Proceeds from long-term debt	—	—	6,000
Payment of contingent consideration accrued at acquisition date	(195)	—	—
Payments on long-term debt and capital lease obligations	(3,535)	(2,514)	(777)

Net cash provided by financing activities	14,121	2,667	10,807

Effects of exchange rate changes on cash and cash equivalents	204	(226)	(40)

Net increase (decrease) in cash and cash equivalents	5,418	1,593	(42,958)
Cash and cash equivalents at beginning of year	30,526	28,933	71,891

Cash and cash equivalents at end of year	$35,944	$30,526	$28,933

Supplemental disclosures of non-cash investing activities — Property and equipment recorded in accounts payable and accrued expenses	$214	$510	$998

Supplemental disclosure — Cash paid for interest	$873	$836	$324

Supplemental disclosure — Non-cash investing activities - Contingent Consideration	$—	$5,100	$—

Supplemental disclosure — Cash paid for taxes	$1,636	$514	$403

Property and equipment acquired under capital leases	$363	$4,538	$3,795

athenahealth, Inc.
STOCK-BASED COMPENSATION EXPENSE
(Unaudited, in thousands)
Set forth below is a breakout of stock-based compensation expense for the three months and year ended December 31, 2010 and 2009:

	Three Months Ended		Year Ended
	December 31		December 31
(unaudited, in thousands)	2010	2009	2010	2009
Stock-based compensation charged to:
Direct operating	$577	$414	$2,298	$1,589
Selling and marketing	969	548	3,509	2,126
Research and development	542	266	2,014	1,015
General and administrative	1,934	971	6,656	3,584

Total	$4,022	$2,199	$14,477	$8,314

athenahealth, Inc.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
TO COMPARABLE GAAP MEASURES
(Unaudited, in thousands, except per share amounts)
The following is a reconciliation of the non-GAAP financial measures used by the Company to describe the Company’s financial results determined in accordance with United States generally accepted accounting principles (GAAP). An explanation of these measures is also included below under the heading “Explanation of Non-GAAP Financial Measures”.
While management believes that these non-GAAP financial measures provide useful supplemental information to investors regarding the underlying performance of the Company’s business operations, investors are reminded to consider these non-GAAP measures in addition to, and not as a substitute for, financial performance measures prepared in accordance with GAAP. In addition, it should be noted that these non-GAAP financial measures may be different from non-GAAP measures used by other companies, and management may utilize other measures to illustrate performance in the future. Non-GAAP measures have limitations in that they do not reflect all of the amounts associated with the Company’s results of operations as determined in accordance with GAAP.

Non-GAAP Adjusted Gross Margin
Set forth below is a presentation of the Company’s “Non-GAAP Adjusted Gross Profit” and “Non-GAAP Adjusted Gross Margin,” which represents Non-GAAP Adjusted Gross Profit as a percentage of total revenue.

	Three Months Ended		Year Ended
	December 31		December 31
(unaudited, in thousands)	2010	2009	2010	2009
Total revenue	$69,366	$54,446	$245,538	$188,527
Direct operating expense	24,419	21,117	96,582	79,017

Total revenue less direct operating expense	44,947	33,329	148,956	109,510
Add: Stock-based compensation expense allocated to direct operating expense	577	414	2,298	1,589
Add: Amortization of purchased intangibles	460	396	1,839	635

Non-GAAP Adjusted Gross Profit	$45,984	$34,139	$153,093	$111,734

Non-GAAP Adjusted Gross Margin	66.3%	62.7%	62.4%	59.3%
Non-GAAP Adjusted EBITDA Margin
Set forth below is a reconciliation of the Company’s “Non-GAAP Adjusted EBITDA” and “Non-GAAP Adjusted EBITDA Margin,” which represents Non-GAAP Adjusted EBITDA as a percentage of total revenue.

	Three Months Ended		Year Ended
	December 31		December 31
(unaudited, in thousands)	2010	2009	2010	2009
Total revenue	$69,366	$54,446	$245,538	$188,527
GAAP net income	7,303	4,328	12,704	9,276
Add: Provision for income taxes	5,330	3,879	10,396	8,829
Add: Acquisition-related expenses	—	100	—	751
Add (less): Total other (income) expense	(100)	(96)	497	(893)
Add: Stock-based compensation expense	4,022	2,199	14,477	8,314
Add: Depreciation and amortization	3,171	2,232	11,117	7,767
Add: Amortization of purchased intangibles	460	396	1,839	635

Non-GAAP Adjusted EBITDA	$20,186	$13,038	$51,030	$34,679

Non-GAAP Adjusted EBITDA Margin	29.1%	23.9%	20.8%	18.4%

Non-GAAP Adjusted Operating Income
Set forth below is a reconciliation of the Company’s “Non-GAAP Adjusted Operating Income” and “Non-GAAP Adjusted Operating Income Margin.” Non-GAAP Adjusted Operating Income Margin represents Non-GAAP Adjusted Operating Income as a percentage of total revenue.

	Three Months Ended		Year Ended
	December 31		December 31
(unaudited, in thousands)	2010	2009	2010	2009
Total revenue	$69,366	$54,446	$245,538	$188,527
GAAP net income	7,303	4,328	12,704	9,276
Add: Provision for income taxes	5,330	3,879	10,396	8,829
Add: Acquisition-related expenses	—	100	—	751
Add (less): Total other (income) expense	(100)	(96)	497	(893)
Add: Stock-based compensation expense	4,022	2,199	14,477	8,314
Add: Amortization of purchased intangibles	460	396	1,839	635

Non-GAAP Adjusted Operating Income	$17,015	$10,806	$39,913	$26,912

Non-GAAP Adjusted Operating Income Margin	24.5%	19.8%	16.3%	14.3%
Non-GAAP Adjusted Net Income
Set forth below is a reconciliation of the Company’s “Non-GAAP Adjusted Net Income” and “Non-GAAP Adjusted Net Income per Diluted Share.”

	Three Months Ended		Year Ended
	December 31		December 31
(unaudited, in thousands except per share amounts)	2010	2009	2010	2009
GAAP net income	$7,303	$4,328	$12,704	$9,276
(Less) Add: (Gain) loss on interest rate derivative contract	(276)	(215)	199	(590)
Add: Stock-based compensation expense	4,022	2,199	14,477	8,314
Add: Amortization of purchased intangibles	460	396	1,839	635

Sub-total of tax deductible items	4,206	2,380	16,515	8,359

(Less): Tax impact of tax deductible items (1)	(1,682)	(952)	(6,606)	(3,344)
Add: Acquisition-related expenses	—	100	—	751

Non-GAAP Adjusted Net Income	$9,827	$5,856	$22,613	$15,042

Weighted average shares — diluted	35,278	35,133	35,204	34,917

Non-GAAP Adjusted Net Income per Diluted Share	$0.28	$0.17	$0.64	$0.43

(1)	- Tax impact calculated using federal statutory tax rate of 34% and a blended state tax rate of 6%

	Three Months Ended		Year Ended
	December 31		December 31
(unaudited, in thousands except per share amounts)	2010	2009	2010	2009
GAAP net income per share — diluted	$0.21	$0.12	$0.36	$0.27
(Less) Add: (Gain) loss on interest rate derivative contract	(0.01)	(0.01)	0.01	(0.02)
Add: Stock-based compensation expense	0.12	0.06	0.41	0.24
Add: Amortization of purchased intangibles	0.01	0.01	0.05	0.02

Sub-total of tax deductible items	0.12	0.06	0.47	0.24

(Less): Tax impact of tax deductible items (1)	(0.05)	(0.02)	(0.19)	(0.10)
Add: Acquisition-related expenses	—	0.01	—	0.02

Non-GAAP Adjusted Net Income per Diluted Share	$0.28	$0.17	$0.64	$0.43

Weighted average shares — diluted	35,278	35,133	35,204	34,917

(1)	- Tax impact calculated using federal statutory tax rate of 34% and a blended state tax rate of 6%
Explanation of Non-GAAP Financial Measures
The Company reports its financial results in accordance with United States generally accepted accounting principles, or GAAP. However, management believes that in order to properly understand the Company’s short-term and long-term financial and operational trends, investors may wish to consider the impact of certain non-cash or non-recurring items, when used as a supplement to financial performance measures in accordance with GAAP. These items result from facts and circumstances that vary in frequency and/or impact on continuing operations. Management also uses results of operations before such items to evaluate the operating performance of the Company and compare it against past periods, make operating decisions, and serve as a basis for strategic planning. These non-GAAP financial measures provide management with additional means to understand and evaluate the operating results and trends in the Company’s ongoing business by eliminating certain non-cash expenses and other items that management believes might otherwise make comparisons of the Company’s ongoing business with prior periods more difficult, obscure trends in ongoing operations, or reduce management’s ability to make useful forecasts. Management believes that these non-GAAP financial measures provide additional means of evaluating period-over-period operating performance. In addition, management understands that some investors and financial analysts find this information helpful in analyzing the Company’s financial and operational performance and comparing this performance to its peers and competitors.
Management defines “Non-GAAP Adjusted Gross Profit” as total revenue, less direct operating expense, plus stock-based compensation expense allocated to direct operating expense and amortization of purchased intangibles, and “Non-GAAP Adjusted Gross Margin” as Non-GAAP Adjusted Gross Profit as a percentage of total revenue. Management considers these non-GAAP financial measures to be important indicators of the Company’s operational strength and performance of its business and a good measure of its historical operating trends. Moreover, management believes that these measures enable investors and financial analysts to closely monitor and understand changes in the Company’s ability to generate income from ongoing business operations.
Management defines “Non-GAAP Adjusted EBITDA” as the sum of GAAP net income before provision for income taxes, acquisition-related expenses, total other (income) expense, stock-based compensation expense, depreciation and amortization, and amortization of purchased intangibles and “Non-GAAP Adjusted EBITDA Margin” as Non-GAAP Adjusted EBITDA as a percentage of total revenue. Management defines “Non-GAAP Adjusted Operating Income” as the sum of GAAP net income before provision for income taxes, amortization of purchased intangibles, acquisition-related expenses, total other (income) expense, stock-based compensation expense, and “Non-GAAP Adjusted Operating Income Margin” as Non-GAAP Adjusted Operating Income as a percentage of total revenue. Management defines “Non-GAAP Adjusted Net Income” as the sum of GAAP net income before (gain) loss on interest rate derivative contract, stock-based compensation expense, amortization of purchased intangibles, acquisition-related expenses, , and any tax impact related to these items, and “Non-GAAP Adjusted Net Income per Diluted Share” as Non-GAAP Adjusted Net Income divided by weighted average diluted shares outstanding. Management considers these non-GAAP financial measures to be important indicators of the Company’s operational strength and performance of its business and a good measure of its historical operating trends, in particular the extent to which ongoing operations impact the Company’s overall financial performance.
Management excludes each of the items identified below from the applicable non-GAAP financial measure referenced above for the reasons set forth with respect to that excluded item:
•	Stock-based compensation expense — excluded because these are non-cash expenses that management does not consider part of ongoing operating results when assessing the performance of the Company’s business, and also because the total amount of expense is partially outside of the Company’s control because it is based on factors such as stock price volatility and interest rates, which may be unrelated to our performance during the period in which the expense is incurred.

•	Acquisition-related expenses and amortization of purchased intangibles — acquisition-related expenses are reported at the time acquisition costs are incurred, and purchased intangibles are amortized over a period of several years after the acquisition and generally cannot be changed or influenced by management after the acquisition. Accordingly, these items are not considered by management in making operating decisions, and management believes that such expenses do not have a direct correlation to future business operations. Thus, including such charges does not accurately reflect the performance of the Company’s ongoing operations for the period in which such charges are incurred.

•	Gains and losses on interest rate derivative contract — excluded because until they are realized, to the extent these gains or losses impact a period presented, management does not believe that they reflect the underlying performance of ongoing business operations for such period.